January 2016 Developing Innovative Therapies for Patients Suffering from Life-threatening Diseases NASDAQ: LJPC Corporate Presentation

Forward-Looking Statements These slides contain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "intend", "may", "might", "plan", "potential", "predict", "should" or "will" and include statements regarding La Jolla Pharmaceutical’s product candidates and clinical trial progress and results. These forward-looking statements are based on our current expectations and beliefs, speak only as of the date of this presentation and involve risks and uncertainties, many of which are outside of our control, that can cause actual results to differ materially from those anticipated in the forward- looking statements. Potential risks and uncertainties include, but are not limited to: our ability to commence and complete clinical trials within projected time periods, the degree to which initial clinical study results are indicative of expected results for full studies and later studies, anticipated regulatory and patent exclusivity periods, the ability to manufacture clinical or commercial product successfully, the ability to resolve issues arising in the regulatory process, the ability to out-license programs, estimated market sizes and anticipated pricing levels for drug candidates, anticipated rates of physician adoption, if our drug candidates are approved, the ability to successfully develop our product candidates, including the results of ongoing and future clinical trials (including product safety issues and efficacy results), the ability to successfully prosecute patents and whether such patents will confer protection for our product candidates, and the expected duration of the Company’s operating runway based on current cash resources. Further information is included in La Jolla Pharmaceutical’s periodic reports under the caption “Risk Factors,” as filed with the U.S. Securities and Exchange Commission at www.sec.gov. We disclaim any intent to update any forward-looking statements to reflect actual events that occur after the date of this presentation. 2

•  Overview of LJPC •  LJPC-501 (Angiotensin II) for CRH •  LJPC-401 (Hepcidin) for Iron Overload •  LJPC-30Sa/b (Gentamicin Derivatives) for Bacterial Infections and Rare Genetic Disorders •  Financial Position Agenda 3

Mission Statement La Jolla is dedicated to improving the lives of patients suffering from life- threatening diseases by discovering and developing innovative therapies 4

LJPC Corporate Highlights •  Focused on de-risked product opportunities   Naturally occurring peptides with well-understood biological functions   Derivative components of FDA-approved products •  LJPC-501 (angiotensin II) for catecholamine-resistant hypotension (CRH)   Phase 3 registration study actively enrolling –  SPA agreement with FDA in place –  Data expected end of 2016 •  LJPC-401 (hepcidin) for iron overload caused by diseases such as hereditary hemochromatosis (HH), thalassemia, sickle cell disease (SCD) and myelodysplasia (MDS)   Phase 1 study ongoing; preliminary data encouraging •  LJPC-30Sa/b (gentamicin derivatives) for bacterial infections & rare genetic disorders   Plan to initiate Phase 1 study following positive pre-IND meeting 5

Product Pipeline Underway Completed Planned 6 LJPC-501 Angiotensin II LJPC-401 Hepcidin Other R&D Indication IND Phase 1 Phase 2 Phase 3 CRH Q1 2016 Various Q4 2016 HH, Thalassemia, SCD and MDS Q4 2015 LJPC-30Sa & LJPC-30Sb Gentamicin Derivatives Bacterial Infections Rare Genetic Disorders Q1 2015 Successful Pre-IND Meeting

•  Overview of LJPC •  LJPC-501 (Angiotensin II) for CRH •  LJPC-401 (Hepcidin) for Iron Overload •  LJPC-30Sa/b (Gentamicin Derivatives) for Bacterial Infections and Rare Genetic Disorders •  Financial Position Agenda 7

LJPC-501: Overview 8 •  LJPC-501 is a proprietary formulation of angiotensin II, a naturally occurring regulator of blood pressure •  Catecholamine-resistant hypotension (CRH) is an acute, life-threatening condition in which blood pressure drops to dangerously low levels and is unresponsive to current treatments •  LJPC-501 has been shown to raise blood pressure in a pilot RPC clinical trial in CRH, as well as animal models of hypotension •  Special Protocol Assessment (SPA) agreement reached with FDA   Agreement reached that blood pressure can be the primary endpoint for approval •  Phase 3 trial actively enrolling •  Issued patent claims covering potential product to 2034

Three Systems Work in Harmony to Regulate Blood Pressure 9 Current therapeutic options for the treatment of acute hypotension only leverage the adrenal system and vasopressin system The Body’s Three Systems that Regulate Blood Pressure

High Doses of Catecholamines Increase Mortality 10 1Sviri et al, J. of Crit Care, 29;157-160, 2014 •  Catecholamines (i.e., norepinephrine, epinephrine and dopamine) cause cardiac toxicity, digital necrosis and metabolic complications leading to higher mortality1 •  Blocking the cardiac toxicity of norepinephrine improves outcome2 2Morelli et al, JAMA Oct23/30, 310:1683-1691, 2013 0 10 20 30 40 50 60 70 80 90 Low Dose Hi Dose P er ce nt ag es Norepinephrine Dose Alive Dead Mortality Rates in ICU Based on Norepinephrine Dose1

Norepinephrine Dose Decreases with Angiotensin II Surrogate Effect on Blood Pressure 11 Source: Chawla et al, Critical Care, 18:534, 2014 •  Randomized, placebo-controlled, double-blind pilot trial •  Primary efficacy endpoint:   Catecholamine dose sparing; surrogate for BP effect •  Published October 2014 in Critical Care •  All angiotensin II patients experienced an increase in BP •  Strong proof-of- concept that angiotensin II increases blood pressure in CRH 0 5 10 15 20 25 30 35 40 45 50 Pre2 Pre1 Hr0 Hr1 Hr2 Hr3 Hr4 Hr5 Hr6 Post1 Post2 N or ep in ep hr in e D os e (m cg /m in ) Placebo AT-II Arm Angio dose p<0.05 Catecholamine Resistance

LJPC-501: Phase 3 Trial in CRH SPA Agreement with FDA Reached, Trial Enrolling 12 •  ATHOS (Angiotensin II for the Treatment of High-Output Shock) 3 trial initiated in March 2015 •  Randomized, placebo-controlled, double-blind Phase 3 trial •  Patient population: catecholamine-resistant, based on amount of catecholamine required •  Primary endpoint: blood pressure at 3 hours •  Secondary endpoints: change in CV SOFA* score; safety and tolerability of LJPC-501 in CRH patients •  Size: ~315 patients •  Projected results: end of 2016 *Cardiovascular Sequential Organ Failure Assessment

LJPC-501: Large Population in Need 13 *Catecholamine-resistant hypotension is defined as requiring a norepinephrine-equivalent dose >20mg/day Sources: IMS Health data; DRG physician interviews, 2014-2015; AHA hospital statistics, 2014; Angus et al, 2001; Kumar et al, 2011; Annane et al, 2002 Total Annual Hospitalized U.S. Population with Severe Hypotension Applicable Severe Hypotension: 65% Catecholamine-Treated Patients: 92% Catecholamine-Resistant* Patients: 38% = LJPC-501 Target Market 555,479 361,684 332,189 126,232

LJPC-501: Attractive Pricing Potential

Prices of Hospital-Based Drugs Reimbursed under DRGs

Drug Name	Indication	Cost per Treatment Course
Panhematin	Acute intermittent porphyria	$20,356
Cubicin	Complicated blood infection	$11,917
Kalbitor	Hereditary angioedema attack	$11,910
Xigris	Severe sepsis	$11,188
Firazyr	Hereditary angioedema attack	$9,896
Berinert	Hereditary angioedema attack	$8,055
Activase	Heart attack or pulmonary embolism	$7,610
Activase	Stroke	$4,794
Cubicin	Uncomplicated blood infection	$4,086
Cubicin	Skin infection	$2,384
Precedex	Sedation	$1,481

Difference in Hospital Costs for ICU Hypotensive Patients

	Catecholamine-Resistant*	Catecholamine-Responsive
Average total cost per patient	$60,668	$53,555
Difference	**$7,113**	

*Catecholamine-resistant hypotension is defined as requiring a norepinephrine-equivalent dose >20mg/day

Source: *Wolters Kluwer PriceRx Pro, product package inserts,* IMS Health inpatient/outpatient hospital charge master

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La Jolla Pharmaceutical

LJPC-501: Market Survey Strong Interest Even among P&T Decision Makers 15 Robust (N=100) survey of physicians, 50% of which are P&T decision makers, shows strong interest based on evidence in primary endpoint alone Source: IMS Health survey, 2015 Endpoints Achieved Scenario 1 Scenario 2 Scenario 3 Improvement in MAP X X X Improvement in urinary output X X Improvement in mortality X Physician Type Estimated Prescription Share of LJPC-501 All (n=100) 48% 48% 65% P&T committee members (n=50) 47% 47% 62% Non-P&T committee members (n=50) 48% 49% 67%

Summary of LJPC-501 16 •  LJPC-501 is a proprietary formulation of angiotensin II, a naturally occurring regulator of blood pressure •  Catecholamine-resistant hypotension (CRH) is an acute, life-threatening condition in which blood pressure drops to dangerously low levels and is unresponsive to current treatments •  LJPC-501 has been shown to raise blood pressure in a pilot RPC clinical trial in CRH, as well as animal models of hypotension •  Special Protocol Assessment (SPA) agreement reached with FDA   Agreement reached that blood pressure can be the primary endpoint for approval •  Phase 3 trial actively enrolling •  Issued patent claims covering potential product to 2034

•  Overview of LJPC •  LJPC-501 (Angiotensin II) for CRH •  LJPC-401 (Hepcidin) for Iron Overload •  LJPC-30Sa/b (Gentamicin Derivatives) for Bacterial Infections and Rare Genetic Disorders •  Financial Position Agenda 17

LJPC-401: Overview •  LJPC-401 is a novel formulation of hepcidin, a naturally occurring regulator of iron absorption and distribution •  Hereditary hemochromatosis (HH) is a disease characterized by a deficiency of hepcidin that results in excessive iron accumulation, which is toxic to vital organs such as the liver and heart   Most common genetic disease in Caucasians   Causes liver cirrhosis, liver cancer, heart disease and/or failure, dementia and diabetes •  Patients with thalassemia, sickle cell disease (SCD) and myelodysplasia (MDS) are treated with blood transfusions, resulting in acquired iron overload •  LJPC-401 has been shown to be effective at reducing serum iron in preclinical testing •  Phase 1 trial ongoing   Preliminary data encouraging •  Multiple points of potential proprietary protection   Potential regulatory exclusivity and Orphan Drug Designation (granted in EU)   IP licensed from INSERM 18

Hepcidin: The Insulin of Iron Metabolism •  Hepcidin: the insulin of iron metabolism   Regulates iron absorption and disposition in all organs   Rapid and sustained lowering of iron levels •  Progress   SQ formulation developed   Orphan Drug Designation granted (EU)   Phase 1 ongoing 19 GLP Toxicology Study in Rats From: Blood Research Vol. 48, No. 1, p.10, March 2013

LJPC-401: Phase 1 Trial Design •  Population: Adult patients with refractory or hemolytic anemia of any type, or HH •  Design: Phase 1, open- label, dose-escalation, PK/PD/IM study •  Iron studies: •  Serum iron, ferritin, transferrin •  TIBC, UIBC •  Non-transferrin bound iron Escalating dose cohorts 3 to 6 subjects each cohort •  Duration of study: single SC dose, 7-day observation •  Study status: preliminary patient data shows LJPC-401 to be safe and well-tolerated with a positive effect on serum iron parameters 20 CONFIDENTIAL

LJPC-401: Phase 1 Preliminary Data • 6 patients enrolled and treated • 2 dose cohorts  1 mg and 5 mg • No treatment emergent adverse events identified as dose limiting • No adverse clinical lab changes noted • Serum iron data available 21

-35% -30% -25% -20% -15% -10% -5% 0% BASELINE/D1 DAY 1: 2HRS DAY 1: 4HRS DAY 1: 8 HRS D2: 24 HRS S er um Ir on % C ha ng e Time Point v LJPC-401: Phase 1 Preliminary Data Effect on Serum Iron 22 Baseline Day 1 Day 1 2 Hrs Day 1 4 Hrs Day 1 8 Hrs Day 2 24 Hrs Time Point Cohort 1 (1 mg) Cohort 2 (5 mg)

LJPC-401: Patient Need • Hereditary Hemochromatosis (HH)   Most common genetic disease in Caucasians   Silent Killer - Iron accumulation can lead to liver cirrhosis, liver cancer, heart disease and/or failure, dementia and diabetes   No FDA-approved treatment   Current treatments don’t address the underlying disease pathology and/or can have lethal side effects –  Iron chelators may cause kidney failure, liver failure or gastrointestinal hemorrhage –  Phlebotomy creates heavy patient burden with weekly procedures for >1 year   Significantly underdiagnosed despite simple, inexpensive and readily available genetic and serum iron tests   ~250,000 people in U.S. have clinically significant iron overload due to HH • Acquired Iron Overload: thalassemia, sickle cell disease (SCD) and myelodysplasia (MDS)   Attractive treatment alternative for iron overload in lieu of chelation therapy 23

•  Overview of LJPC •  LJPC-501 (Angiotensin II) for CRH •  LJPC-401 (Hepcidin) for Iron Overload •  LJPC-30Sa/b (Gentamicin Derivatives) for Bacterial Infections and Rare Genetic Disorders •  Financial Position Agenda 24

LJPC-30Sa/b: Overview •  LJPC-30Sa and LJPC-30Sb are purified derivatives of gentamicin, which retain biologic activity but lack traditional kidney toxicity •  Gentamicin: FDA-approved, standard-of-care for serious Gram-negative bacterial infections   Mixture of several distinct but closely related chemical entities   >3 million vials of gentamicin used in the U.S. in 2014   Use is limited due to kidney toxicity, which is believed to be associated only with certain constituent components •  Two parallel development paths   Bacterial infections: aminoglycosides = $500+ million market in the U.S.*   Rare genetic disorders: gentamicin’s mechanism may be leveraged for rare genetic disorders; proof-of-concept data exists in cystic fibrosis •  Recent positive FDA feedback on Phase 1 proposal •  Multiple points of potential proprietary protection   Potential regulatory exclusivity and Orphan Drug Designation   Antibiotic exclusivity: 8+ years including Hatch-Waxman + GAIN (QIDP)   IP optioned from IU and UAB 25 *Adjusted for branded pricing of comparable hospital antimicrobials

Next-generation improved gentamicin derivative 1. Retain activity LJPC-30Sa/b: Potential for Improved Clinical Profile 26 2. Improve safety 0.0 4.0 8.0 12.0 16.0 placebo next-generation gentamicin derivative gentamicin In hi bi tio n/ ki ll zo ne (m m ) B.subtilus K.pneumonieae (kill) K.pneumonieae (inhib) 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 S er um C re at in in e m g/ dL placebo next- generation gentamicin derivative gentamicin

Gentamicin induces errors in the translation of genes into proteins Bacteria LJPC-30Sa/b: Mechanism of Action Can Be Leveraged Down Two Development Paths 27 Alters protein synthesis leading to cell death Alters protein synthesis to allow read through of stop-codon mutations Humans

LJPC-30Sa/b: Current Antibiotic Usage •  Antibiotic opportunity = $500+ million per year in U.S.   Market could expand with a safer alternative –  Increased duration of therapy, increased penetration, and/or new indications •  Other large potential market opportunity in rare genetic disorders, such as cystic fibrosis 28 Source: Source Healthcare Analytics

LJPC-30Sa/b: Clinical Proof-of-Concept in Cystic Fibrosis

- Three, independent studies suggest gentamicin helps read through stop-codon mutations in cystic fibrosis

Sweat Chloride Secretion Improvement after Gentamicin



[Cl-] (mM/L)
160
140
120
100
80
60
40
20
0
D0
D 15

Study of 10 mg/kg IV gentamicin over 15 days in Y122X mutations leads to:

- Improvement in cystic fibrosis clinical scores (p=0.007)
  - Improvements seen as early as day 4
- Improvement in lung function (FEV1) independent of an antimicrobial effect (p=0.04)
- Improvement in sweat chloride secretion (p=0.03) and nasal potential difference (p=0.04)

- Dose-dependent effect suggests LJPC-30Sa/b could allow chronic dosing with better efficacy and no kidney toxicity

References: Sermet-Gaudelus et al, BMC Medicine, 5:5, 2007; Wilchanski et al, NEJM, 349:1433-41, 2003; Clancy J.P. et al, Am J Respir Crit Care Med, 163:1683-1692, 2001

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La Jolla Pharmaceutical

•  Overview of LJPC •  LJPC-501 (Angiotensin II) for CRH •  LJPC-401 (Hepcidin) for Iron Overload •  LJPC-30Sa/b (Gentamicin Derivatives) for Bacterial Infections and Rare Genetic Disorders •  Financial Position Agenda 30

Financial Position 31 Condensed Balance Sheet Data As of September 30, 2015 (in millions) Cash $135.1 Total liabilities $4.3 Total shareholders’ equity $133.6 Fully Diluted, As-Converted Shares Outstanding* 27,304,103 *Includes common stock, preferred stock (as-converted) & outstanding equity awards as of September 30, 2015 Cash resources expected to fund Company into 2018

LJPC Corporate Highlights •  Focused on de-risked product opportunities   Naturally occurring peptides with well-understood biological functions   Derivative components of FDA-approved products •  LJPC-501 (angiotensin II) for catecholamine-resistant hypotension (CRH)   Phase 3 registration study actively enrolling –  SPA agreement with FDA in place –  Data expected end of 2016 •  LJPC-401 (hepcidin) for iron overload caused by diseases such as hereditary hemochromatosis (HH), thalassemia, sickle cell disease (SCD) and myelodysplasia (MDS)   Phase 1 study ongoing; preliminary data positive •  LJPC-30Sa/b (gentamicin derivatives) for bacterial infections & rare genetic disorders   Plan to initiate Phase 1 study following positive pre-IND meeting 32

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